AMENDMENT NO. 32
TO THE
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B AND CLASS B5 SHARES)
     This Amendment dated as of July 30, 2012, amends the First Restated Master Distribution Agreement (all Classes of shares except Class B and Class B5 Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B and Class B5 Shares (the “Shares”) of each Portfolio, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).
     WHEREAS, the parties agree to amend the Agreement to remove the following series portfolios – Invesco U.S. Mid Cap Value Fund and Invesco High Income Municipal Fund; and
     WHEREAS, the parties agree to amend the agreement to change the name of Invesco Global Equity Fund to Invesco Global Quantitative Core Fund and Invesco Structured Core Fund to Invesco U.S. Quantitative Core Fund; and
     WHEREAS, the parties agree to amend the Agreement to add the following new portfolios - Invesco Global Opportunities Fund and Invesco Global Select Companies Fund.
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(All Classes of Shares Except Class B and Class B5 Shares)
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Core Plus Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Floating Rate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Real Estate Income Fund —	Class A
Class C
Class Y
Institutional Class

Invesco U.S. Quantitative Core Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco California Tax-Free Income Fund –	Class A Class C
Class Y

Invesco Equally-Weighted S&P 500 Fund –	Class A
Class C
Class R
Class Y

Invesco S&P 500 Index Fund –	Class A
Class C
Class Y

Invesco Van Kampen American Franchise Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Equity and Income Fund –	Class A Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Growth and Income Fund –	Class A Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Pennsylvania Tax Free Income Fund –	Class A Class C
Class Y

Invesco Van Kampen Small Cap Growth Fund –	Class A
Class C
Class Y

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Invesco Capital Development Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Charter Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Constellation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Disciplined Equity Fund –	Class Y

Invesco Diversified Dividend Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Summit Fund –	Class A
Class C
Class P
Class S
Class Y
Institutional Class
AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund –	Class A
Class C
Class Y

Invesco Global Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco International Small Company Fund –	Class A Class C
Class Y
Institutional Class

Invesco Small Cap Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Balanced-Risk Retirement Now Fund –	Class A Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2020 Fund –	Class A Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2030 Fund –	Class A Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2040 Fund –	Class A Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2050 Fund –	Class A Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Convertible Securities Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Global Quantitative Core Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Growth Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Income Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco International Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Mid Cap Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Moderate Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Conservative Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Small Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Van Kampen Leaders Fund –	Class A
Class C
Class Y

Invesco Van Kampen U.S. Mortgage Fund –	Class A
Class C
Class Y
Institutional Class
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Asia Pacific Growth Fund –	Class A
Class C
Class Y

Invesco European Growth Fund –	Class A
Class C
Class R
Class Y
Investor Class

Invesco Global Growth Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Global Opportunities Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Select Companies Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Small & Mid Cap Growth Fund –	Class A Class C
Class Y
Institutional Class

Invesco International Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco International Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco Balanced-Risk Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Balanced-Risk Commodity Strategy Fund –	Class A Class C
Class R
Class Y
Institutional Class

Invesco China Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Developing Markets Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Emerging Market Local Currency Debt Fund –	Class A Class C
Class R
Class Y
Institutional Class

Invesco Emerging Markets Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Health Care Fund –	Class A
Class C
Class Y
Investor Class

Invesco International Total Return Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Endeavor Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Small Companies Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Commodities Strategy Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Pacific Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Premium Income Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Invesco Dynamics Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Global Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco High Yield Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Limited Maturity Treasury Fund –	Class A Class A2
Class Y
Institutional Class

Invesco Money Market Fund –	AIM Cash Reserve Shares
Class A5
Class C
Class C5
Class R
Class Y
Institutional Class
Investor Class

Invesco Municipal Bond Fund –	Class A
Class C
Class Y
Investor Class

Invesco Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Short Term Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco U.S. Government Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco High Yield Securities Fund –	Class A
Class C
Class Y

Invesco Van Kampen Corporate Bond Fund –	Class A Class C
Class R
Class Y
Institutional Class
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Invesco Energy Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Gold & Precious Metals Fund –	Class A
Class C
Class Y
Investor Class

Invesco Leisure Fund –	Class A
Class C
Class R
Class Y
Investor Class

Invesco Technology Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Utilities Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Technology Sector Fund –	Class A
Class C
Class Y

Invesco Van Kampen American Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Comstock Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Mid Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Small Cap Value Fund –	Class A
Class C
Class Y

Invesco Van Kampen Value Opportunities Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco Tax-Exempt Cash Fund –	Class A
Class Y
Investor Class

Invesco Tax-Free Intermediate Fund –	Class A
Class A2
Class Y
Institutional Class

Invesco Van Kampen High Yield Municipal Fund –	Class A Class C
Class Y
Institutional Class

Invesco Van Kampen Intermediate Term Municipal Income Fund –	Class A Class C
Class Y

Invesco Van Kampen Municipal Income Fund –	Class A Class C
Class Y

Invesco Van Kampen New York Tax Free Income Fund –	Class A Class C
Class Y
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Premier Portfolio –	Investor Class
Premier Tax-Exempt Portfolio –	Investor Class
Premier U.S. Government Money Portfolio –	Investor Class”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

on behalf of the Shares of each Portfolio listed on Schedule A
By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President

INVESCO DISTRIBUTORS, INC.
By:	/s/ Gursh Kundan
Gursh Kundan
Executive Vice President